UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Amendment No. 2

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  /  /

Check the appropriate box:
/X/	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12

CALYPSO WIRELESS, INC.
(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

/ /	Fee paid previously with preliminary materials.

/ /
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CALYPSO WIRELESS, INC.
21 Waterway Ave., Suite 300
The Woodlands, Texas 77380
Tel: (281) 362-2887

 __, 2008

Dear Fellow Stockholders:

It is my pleasure to invite you to a Special Meeting of Stockholders of Calypso Wireless, Inc.  (the “Company”). The meeting will be held on ___________, 2008, at ____P.M. Eastern Standard Time, at ____________________________.

The principal business of the meeting will be to vote on various proposals to amend certain provisions of our Certificate of Incorporation, as amended.  It is anticipated that assuming the approval of one or more of the proposals set forth below, the Company will file an Amended and Restated Certificate of Incorporation to reflect the Company’s Certificate of Incorporation as amended.

Stockholders of Record as of the close of business on ____________, 2008, are entitled to notice of the meeting.  All stockholders are cordially invited to attend the meeting in person.

If you are not planning to attend the meeting, it is still important that your shares be represented. Please complete, sign, date and return to us the enclosed proxy card in the envelope provided at your earliest convenience. If you do attend the Special Meeting and wish to vote in person, you may withdraw your proxy at that time.

Sincerely,

/s/ Richard S. Pattin

Richard S. Pattin
President and Director

CALYPSO WIRELESS, INC.
21 Waterway Ave., Suite 300
The Woodlands, Texas 77380
Telephone: (281) 362-2887

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Date	_____________, 2008
Time	_________, Central Standard Time
Place	________________________________
Record Date	_____________, 2008
Voting Method	Written ballot — Complete and return a proxy card In person — Attend and vote at the meeting

Proposals

Proposal 1
To increase our authorized shares of common stock to 300,000,000 shares. The Board of Directors recommends that you approve the adoption of a Certificate of Amendment to the Company’s current Certificate of Incorporation, as amended, to increase the authorized shares of the Company’s common stock to three hundred million (300,000,000) shares of common stock, $0.001 par value per share.

Proposal 2
To remove language requiring the election of Directors in different classes and add other language relating to the powers of Directors. The Board of Directors recommends that you approve the adoption of a Certificate of Amendment to the Company’s current Certificate of Incorporation, as amended, eliminating language relating to the election of Directors in different classes and adding language relating to the powers provided to the Board of Directors.

Proposal 3
To change the stated purpose of the Company. The Board of Directors recommends that you approve the adoption of a Certificate of Amendment to the Company’s current Certificate of Incorporation, as amended, to change the stated purpose or purposes for which the corporation is organized, so that the only purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

Proposal 4
To change language relating to the indemnification of officers and Directors. The Board of Directors recommends that you approve the adoption of a Certificate of Amendment to the Company’s current Certificate of Incorporation, as amended, to change and reword language in its current Certificate of Incorporation relating to the indemnification of officers, Directors and other employees.

Proposal 5
To add language relating to the prevention of the further calls and assessments on capital stock. The Board of Directors recommends that you approve the adoption of a Certificate of Amendment to the Company’s current Certificate of Incorporation, as amended, to add language relating to the prevention of the further calls and assessments on capital stock.

Proposal 6
To add language describing what number of shareholders is required for a quorum. The Board of Directors recommends that you approve the adoption of a Certificate of Amendment to the Company’s current Certificate of Incorporation, as amended, to add language describing what number of shareholders is required for a quorum.

Proposal 7	Ratification of the Company’s 2008 Stock Incentive Plan. The Board of Directors recommends that you approve and ratify the Company’s 2008 Stock Incentive Plan.

On behalf of the Board of Directors:

Richard S. Pattin, President and Director
 ___, 2008

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, THE COMPANY ASKS FOR YOUR COOPERATION IN PROMPTLY MAILING IN YOUR PROXY CARD.

CALYPSO WIRELESS, INC.

PROXY STATEMENT

This Proxy Statement is being furnished by Calypso Wireless, Inc. (the “Company”) in connection with a solicitation of proxies by our Board of Directors to be voted at our Special Meeting of stockholders to be held on ____________, 2008 (the “Meeting”). This proxy statement and the related proxy form are first being mailed to security holders on or about __ __, 2008.

You can vote your shares using one of the following methods:

•	Complete and return a written proxy card; or
•	Attend and vote at the Meeting.

Even if you submit your vote by completing and returning the proxy card, you may still vote at the Meeting if you are a record holder of your shares or hold a legal proxy from the record holder. See “Additional Information — Voting by Street Name Holders.” Your vote at the Meeting will constitute a revocation of your earlier voting instructions.

Stockholders are being asked to consider seven (7) proposals at the Meeting. The first proposal is to authorize the Board of Directors to file a Certificate of Amendment to our Certificate of Incorporation, as amended, to increase the authorized shares to three hundred million (300,000,000) shares of common stock, $0.001 par value per share.  The second proposal is to authorize the Board of Directors to file a Certificate of Amendment to our Certificate of Incorporation, as amended, to eliminate language relating to election of directors in different classes and add language relating to the powers provided to Directors.  The third proposal is to authorize the Board of Directors to file a Certificate of Amendment to our Certificate of Incorporation, as amended, to change the stated purpose for which the Company was organized. The fourth proposal is to authorize the Board of Directors to file a Certificate of Amendment to our Certificate of Incorporation, as amended, to change and reword language relating to the indemnification of officers, Directors and other employees.   The fifth proposal is to authorize the Board of Directors to file a Certificate of Amendment to our Certificate of Incorporation, as amended, to add language relating to the prevention of the further calls and assessments on capital stock.  The sixth proposal is to authorize the Board of Directors to file a Certificate of Amendment to our Certificate of Incorporation, as amended, to add language describing what number of shareholders is required for a quorum.  The seventh proposal is to ratify the Company’s 2008 Stock Incentive Plan.  It is anticipated that assuming the approval of one or more of proposals one through six set forth below, the Company will file an Amended and Restated Certificate of Incorporation to reflect the Company’s Certificate of Incorporation as amended. The recommendation of the Board of Directors is that you vote FOR all of the proposals.

Quorum and Required Vote

As of __________, 2008, (the “Record Date”) ____________ shares of our common stock were issued and outstanding and entitled to be voted at the Meeting. Each share of common stock has the right to one vote on each matter that properly comes before the Meeting. The presence, in person or by proxy, of the holders of record of capital stock representing a majority of the votes entitled to be cast at the Meeting will constitute a quorum.

Amendment of Certificate of Incorporation.    Pursuant to Sections 242 and 141 of the Delaware General Corporation Law, a corporation may amend its Certificate of Incorporation, from time to time, in any and as many respects as may be desired, so long as its Certificate of Incorporation as amended would contain only such provisions as would be lawful and proper to insert into an original Certificate of Incorporation filed at the time of the filing of the amendment, including but not limited to: changing, substituting, enlarging or diminishing the nature of its business or its corporate powers and purposes; increasing or decreasing its authorized capital stock or reclassifying the same; or changing the number of Directors of the corporation.

Section 242 further provides that if the corporation has capital stock, its Board of Directors shall adopt a resolution setting forth the amendment proposed, declaring its advisability, and either calling a special meeting of the stockholders entitled to vote in respect thereof for the consideration of such amendment or directing that the amendment proposed be considered at the next annual meeting of the stockholders. Such special or annual meeting shall be called and held upon notice in accordance with Section 222 of Delaware General Corporation Law. The notice shall set forth such amendment in full or a brief summary of the changes to be effected thereby, as the Directors shall deem advisable. At the meeting a vote of the stockholders entitled to vote thereon shall be taken for and against the proposed amendment. If a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class has been voted in favor of the amendment, a certificate setting forth the amendment and certifying that such amendment has been duly adopted shall be executed, acknowledged and filed.

Additionally, Section 245 provides that a corporation may integrate into a single instrument all of the provisions of its Certificate of Incorporation which are then in effect, and it may at the same time also further amend its Certificate of Incorporation by adopting a restated Certificate of Incorporation.  If the restated Certificate of Incorporation restates and integrates and also further amends in any respect the Certificate of Incorporation, as theretofore amended or supplemented, it shall be proposed by the Directors and adopted by the stockholders in the manner and by the vote prescribed by Section 242.

As such, the Board of Directors has previously adopted a resolution setting forth each of the proposed amendments to our Certificate of Incorporation on ___________, 2008, which Certificate of Amendment the Board of Directors now proposes be adopted by the shareholders at the Special Meeting.  In the event that the shareholders approve some or all of the proposed amendments to our Certificate of Incorporation, the Board of Directors anticipates compiling all of such individual amendments into an Amended and Restated Certificate of Incorporation, which will reflect all of the changes to the Certificate of Amendment affected by the approved proposals.  Furthermore, the Board of Directors previously adopted a resolution approving the Company’s 2008 Stock Incentive Plan, subject to shareholder approval on _______, 2008, which item is up for ratification at the Meeting.

Abstentions and Broker "Non-Votes"

Stockholders and brokers returning proxies or attending the Meeting who abstain from voting will count towards determining a quorum. However, such abstentions will have no effect on the outcome of the approval of the matters to come before the Meeting. Broker non-votes (i.e., shares held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner) will be treated as present for purposes of a quorum, but will have no effect on the votes required for the approval of the matters to come before the Meeting.

Appointment of Proxies

Stockholders who are unable to attend the Meeting and vote in person may still vote by appointing a proxyholder. The person specified in the enclosed form of proxy is Richard S. Pattin, the Company’s President and Director. A stockholder has the right to appoint a person, who need not be a stockholder, to represent such stockholder at the Meeting (or any adjournment thereof) other than the person specified in the enclosed form of proxy. Such right may be exercised by striking out Mr. Pattin’s name as proxy and designating another person. For stockholders who wish to appoint a proxyholder, the completed form of proxy must be mailed in the enclosed envelope and received by us at the address on the proxy envelope no later than __________, 2008.

Voting of Proxies

The person designated in the enclosed form of proxy will vote the shares in respect of which they are appointed proxy in accordance with the instructions of the stockholder as indicated on the proxy and, if the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In absence of any such instructions, shares represented by proxies as attached, with Mr. Pattin’s name as proxyholder will be voted at the Meeting FOR the approval of the filing of a Certificate of Amendment to our Certificate of Incorporation, as amended, to increase the authorized shares to three hundred million (300,000,000) shares of common stock, $0.001 par value per share, attached hereto as “Appendix A”; FOR filing a Certificate of Amendment to our Certificate of Incorporation, as amended, to eliminate language relating to election of Directors in different classes and add language relating to the powers provided to Directors, attached hereto as “Appendix B”; FOR filing a Certificate of Amendment to our Certificate of Incorporation, as amended, to change the stated purpose for which the Company was organized, attached hereto as “Appendix C”; FOR filing a Certificate of Amendment to our Certificate of Incorporation, as amended, to change and reword language relating to the indemnification of officers, Directors and other employees, attached hereto as “Appendix D”; FOR filing a Certificate of Amendment to our Certificate of Incorporation, as amended, to add language relating to the prevention of the further calls and assessments on capital stock, attached hereto as “Appendix E”; FOR filing a Certificate of Amendment to our Certificate of Incorporation, as amended, to add language describing what number of shareholders is required for a quorum, attached hereto as “Appendix F”; which amendments to our Certificate of Incorporation will likely be compiled into an Amended and Restated Certificate of Incorporation, assuming any such proposals are approved; and FOR approval of the Company’s 2008 Stock Incentive Plan, attached hereto as “Appendix G” (the “Plan”).

The enclosed form of proxy, when properly signed, confers discretionary authority upon the representative designated therein with respect to matters identified in the Notice of Meeting.

Revocation of Proxies

A registered holder of common stock who has given a proxy may revoke the proxy at any time before it is exercised by giving written notice revoking the proxy to Mr. Pattin at 21 Waterway Ave., Suite 300 , The Woodlands, Texas 77380 , by subsequently delivering another proxy bearing a later date or by attending the Meeting and voting in person. Attending the Meeting will not automatically revoke your proxy. A non-registered stockholder who wishes to revoke a voting instruction form should contact his broker, trustee or nominee for instructions.

Cost of Proxy Solicitation

We will bear the cost of this solicitation, including amounts paid to banks, brokers and other record owners to reimburse them for their expenses in forwarding solicitation material regarding the Meeting to beneficial owners of our common stock. The solicitation will be by mail, with the material being forwarded to the stockholders of record and certain other beneficial owners of the common stock by the Company's officers and other employees. Such officers and employees may also solicit proxies from stockholders by personal contact, by telephone, by facsimile or by electronic communication.

Security Ownership of Certain Beneficial Owners and Management

The following information is provided pursuant to Item 6(d) of Schedule 14A of the Exchange Act of 1934, as amended (the “Exchange Act”). The following table provides the names and addresses of each person known to own directly or beneficially more than 5% of our outstanding voting securities (as determined in accordance with Rule 13d-3 under the Exchange Act) as of __________, 2008, and by the officers and Directors, individually and as a group. Except as otherwise indicated, all shares are owned directly.

Name and Address of
Beneficial Owner	Shares	Percent(1)

Richard Pattin	2,800,000(2)	1.4%(2)
President, Secretary and Director
21 Waterway Ave., Suite 300
The Woodlands, Texas 77380

Cristian Turrini	1,350,000(7)	0.7%
CEO and Director 21 Waterway Ave., Suite 300
The Woodlands, Texas 77380

Kathy Daic	23,970,000(3)	11.7%(6)
Director
14405 Walters Road, Suite 800
Houston, Texas 77014

Drago Daic	23,970,000(3)	11.7%(6)
14405 Walters Road, Suite 800
Houston, Texas 77014

Jimmy Williamson, PC (4)	18,480,000(5)	9.0%(6)
4310 Yoakum Boulevard
Houston, Texas 77006

All of the officers and	28,120,000	13.7%
Directors as a group (3 persons)

(1) Using 196,256,534 shares of common stock issued and outstanding as of __________, 2008, unless otherwise stated.

(2) Of the 2,800,000 shares of common stock beneficially owned by Richard Pattin, 550,000 shares are owned directly by Mr. Pattin, and 2,250,000 shares are held by RCC Holdings, LLC, which shares he is deemed to beneficially own as Mr. Pattin serves as an officer and Director of RCC Holdings, LLC and owns 98% of the entity.

(3) Kathy Daic and Drago Daic are spouses and beneficially own in common an aggregate of 25,970,000 shares of common stock of the Company.  Of the 23,970,000 shares, a total of 19,200,000 shares of common stock have been issued or transferred to Mr. Daic to date (in connection with the transactions described below), and the remaining 4,770,000 shares will be issued to Mr. Daic following the increase in the Company’s authorized shares.  Additionally, depending on when the Company is able to increase its authorized shares, it could be forced to issue Mr. Daic additional shares of common stock as a penalty for its failure to issue the shares by a required deadline.

(4) The beneficial owner of Jimmy Williamson, PC, is Jimmy Williamson.

(5) Of the 18,480,000 shares, a total of 15,300,000 shares of common stock have been issued or transferred (or have been agreed to be transferred) to Jimmy Williamson, PC to date (in connection with the transactions described below), and the remaining 3,180,000 shares will be issued following the approval of the increase in the Company’s authorized shares.

(6) Based on 204,206,534 shares of the Company’s common stock outstanding assuming the increase in the Company’s authorized shares of common stock and assuming the issuance of the 7,950,000 shares due to be issued to Mr. Daic and Jimmy Williamson, PC.

(7) Does not include 560,000 shares which Mr. Turrini is due from the Company, which have not been issued to date.

[Remainder of page left intentionally blank.]

PROPOSALS:

The details of the seven (7) proposals to be voted on at the Special Meeting are set forth below.

Proposal 1 – File a Certificate of Amendment to our Certificate of Incorporation, as amended, to increase our authorized shares to three hundred million (300,000,000) shares of common stock, $0.001 par value per share.

What are the stockholders being asked to approve?

The Board of Directors is asking stockholders to approve the adoption of and filing of a Certificate of Amendment, substantially in the form of “Appendix A”, attached hereto that will amend our Certificate of Incorporation, as amended, to increase our authorized shares to three hundred million (300,000,000) shares of common stock, $0.001 par value per share.

The Board of Directors recommends a vote “FOR” the approval of the Certificate of Amendment to increase the authorized shares to three hundred million (300,000,000) shares of common stock, $0.001 par value per share.

Approval of this proposal requires the affirmative vote of a majority of the shares of common stock represented at the Meeting and entitled to vote.

If approved, the Board of Directors will instruct the officers to file as soon as practicable the Certificate of Amendment with the Secretary of State of Delaware in a form substantially similar to the attached “Appendix A” and/or an Amended and Restated Certificate of Incorporation including the approved amendment.

What is the purpose of increasing the Company’s authorized shares?

Our Certificate of Incorporation currently authorizes two hundred million (200,000,000) shares of common stock, par value $0.001, and no shares of preferred stock.  The Board of Directors believes that it is in the best interest of the Company to increase the authorized number of shares of common stock to (300,000,000) shares of common stock, par value of $0.001 per share.  As of ______________, 2008, we had ___________ shares of common stock issued and outstanding and were authorized to issue 200,000,000 shares of common stock.  As a result, the Company only had available approximately _____________ shares of authorized but unissued shares of common stock for the exercise of outstanding options and warrants, in connection with the conversion of outstanding convertible notes, to issue to consultants in consideration for services rendered, and/or to sell in funding transactions, which is exacerbated by the fact that the Company has agreed to issue an additional 7,950,000 shares of its common stock in connection with the Settlement Agreement and extensions therewith and an additional 1,000,000 shares in connection with the Patents Purchase Agreement, described below, which shares the Company does not currently have available to issue.  As a result, the Company does not have a sufficient number of authorized but unissued shares of common stock available to allow it to meet its requirement under the Settlement Agreement and/or to allow it flexibility for the issuance of shares of common stock for general business purposes.

On or around March 16, 2007, the Company sold a total of fourteen (14) convertible promissory notes for an aggregate of $200,000 to certain investors.  The payment of each convertible promissory note was secured pursuant to a Patent Mortgage and Security Agreement, pursuant to which the Company granted each note holder a security interest in all of the Company’s intellectual property, including its patents.  The notes bear interest at the rate of 10% per annum until paid. The promissory notes were due and payable on March 18, 2008, and have not been paid to date.  The notes are convertible at the option of the holders into shares of the Company’s common stock at a conversion price of $0.05 per share. Any amounts not paid when due accrue interest at the rate of 16% per annum.

In May 2007, we entered into a Patents Purchase Agreement (the “Patents Agreement”) with Voice to Phone, Inc. (“VTP”), pursuant to which we agreed to purchase certain patents, Patent Nos. 6839412, 6385306, 6765996, and 7031439, relating to audio file transmission methods (the “Baxter Patents”) from VTP in consideration for 5,000,000 shares of our common stock, of which only 4,000,000 shares have been issued to date.  Pursuant to the Patents Agreement, we were to deliver the additional 1,000,000 shares by November 1, 2007 (the “Baxter Shares”), which shares have not been delivered.  As a result, VTP can cancel the Patents Agreement at any time, which agreement, if cancelled, provides for us to return the Baxter Patents to VTP and to pay VTP an additional $3,000,000 in damages.

From July 20, 2007 to September 23, 2007, the Company sold a total of twelve (12) convertible promissory notes for an aggregate of $272,500 to certain investors.  The payment of each convertible promissory note was secured pursuant to a Patent Mortgage and Security Agreement, pursuant to which the Company granted each note holder a security interest in all of the Company’s intellectual property, including its patents.  The notes bear interest at the rate of 10% per annum until paid.  The promissory notes are due and payable one year from the dates of such notes.  The notes are convertible at the option of the holders into shares of the Company’s common stock at a conversion price of $0.10 per share. Any amounts not paid when due accrue interest at the rate of 16% per annum.

From October 11, 2007 to December 4, 2007, the Company sold a total of eighteen (18) convertible promissory notes for an aggregate of $293,600 to certain investors.  The payment of each convertible promissory note was secured pursuant to a Patent Mortgage and Security Agreement, pursuant to which the Company granted each note holder a security interest in all of the Company’s intellectual property, including its patents.  The notes bear interest at the rate of 10% per annum until paid.  The promissory notes are due and payable one year from the dates of such notes.  The notes are convertible at the option of the holders into shares of the Company’s common stock at a conversion price of $0.06 per share. Any amounts not paid when due accrue interest at the rate of 16% per annum.

On April 4, 2008, the Company sold a convertible promissory note in the amount of $10,000 to one investor.  The note bears interest at the rate of 10% per annum until paid.  The promissory note is due and payable one year from the date of such note.   The note is convertible at the option of the holders into shares of the Company’s common stock at a conversion price of $0.06 per share. Any amounts not paid when due accrue interest at the rate of 12% per annum.

From April 4, 2008 to April 24, 2008, the Company sold a total of seven (7) convertible promissory notes for an aggregate of $87,500 to certain investors.  The notes bear interest at the rate of 10% per annum until paid.  The promissory notes are due and payable one year from the dates of such notes.   The notes are convertible at the option of the holders into shares of the Company’s common stock at a conversion price of $0.10 per share. Any amounts not paid when due accrue interest at the rate of 12% per annum.

From May 16, 2008 to May 27, 2008, the Company sold a total of three (3) convertible promissory notes for an aggregate of $205,000 to certain investors.  The notes bear interest at the rate of 10% per annum until paid.  The promissory notes are due and payable one year from the dates of such notes.   The notes are convertible at the option of the holders into shares of the Company’s common stock at a conversion price of $0.06 per share. Any amounts not paid when due accrue interest at the rate of 12% per annum.

On or around April 3, 2008, the Company entered into a Settlement Agreement (the “Settlement Agreement”) with Drago Daic and various parties controlled by Mr. Daic in connection with Mr. Daic’s lawsuit against the Company and judgment obtained thereto, in the 151st Judicial District of Harris County, Texas.  Pursuant to the Settlement Agreement, the Company agreed to pay Mr. Daic and his attorney cash, shares of the Company’s common stock and other consideration.  As part of the Settlement Agreement, the Company agreed to issue Mr. Daic 12,000,000 shares of the Company’s common stock, of which 7,000,000 shares were issued shortly after the parties’ entry into the Settlement Agreement (including 4,200,000 shares which were issued to Mr. Diac and 2,800,000 shares which were issued to his attorney). The Company does not, however, currently have enough authorized but unissued shares of common stock to issue Mr. Daic and his attorney the remaining 5,000,000 shares (the “Settlement Shares”) the Company owes pursuant to the Settlement Agreement.  Further, pursuant to the Settlement Agreement, in the event the Additional Shares are not delivered by July 2, 2008 (ninety days from the parties entry into the Settlement Agreement, which shares were not delivered by July 2, 2008), the Company must issue an additional 1,000,000 shares to Mr. Daic (of which 400,000 shares will be transferred to Mr. Daic’s attorney); in the event the Additional Shares are not issued by August 1, 2008 (one hundred and twenty days from the parties entry into the Settlement Agreement, which shares were not delivered by August 1, 2008), the Company must issue an additional 250,000 shares to Mr. Daic (1,250,000 total) (of which 100,000 shares will be transferred to Mr. Daic’s attorney); in the event the Additional Shares are not issued by August 31, 2008 (one hundred and fifty days from the parties entry into the Settlement Agreement), the Company must issue an additional 250,000 shares to Mr. Daic (1,500,000 total); in the event the Additional Shares are not issued by September 30, 2008 (one hundred and eighty days from the parties entry into the Settlement Agreement), the Company must issue an additional 500,000 shares to Mr. Daic (2,000,000 total).

Additionally, on or around May 21, 2008, the Company and Mr. Daic entered into a letter agreement to extend the due dates of certain notes payable to Mr. Daic.  Partial consideration for the extension of the notes were the issuance of an additional 1,700,000 shares of common stock in the Company by July 3, 2008 (of which 680,000 shares will be transferred to Mr. Daic’s attorney), which shares have not been issued to date (collectively with the Settlement Shares, the 1,000,000 shares due to Mr. Daic because of the Company’s inability to issue the Additional Shares by July 2, 2008, and the 250,000 shares due to Mr. Daic because of the Company’s inability to issue the Additional Shares by August 1, 2008, the “Additional Shares”).

In view of the outstanding obligation to Mr. Daic of the 7,950,000 Additional Shares and the potential that this amount will increase if not delivered to Mr. Daic by August 31, 2008, the 16,076,667 shares of common stock which we may be required to issue in connection with the conversion of the outstanding principal amount of the convertible promissory notes, and the Baxter Shares, described above, our Board of Directors believes that it is in our best interest to increase the number of authorized shares of our common stock to allow the Company to meet these obligations.

Additionally, the increase in authorized but unissued shares of common stock would enable us, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions (of which none are currently planned), establishing strategic relationships with corporate partners, stock splits and dividends, present and future employee benefit programs and other corporate purposes, as well as issuance of shares in connection with the Plan.  We do not currently have any plans to issue any shares of common stock in the future other than in connection with fulfilling our obligations pursuant to the Settlement Agreement, in connection with employment agreements we may enter into in the future and/or consulting agreements, which agreements have not been finalized to date, in connection with the conversion of up to $1,118,600 in principal amount of outstanding convertible promissory notes, which can convert into approximately 16,076,667 shares of common stock, as described above and in connection with the issuance of shares in connection with the Baxter Patents (as described above).

Our Board of Directors believes that it is in our best interest for the Company to have the authority to issue 300,000,000 shares of common stock in order to have additional authorized but unissued shares available for issuance to meet these business needs as they arise.  Further, our Board of Directors believes that the availability of additional authorized shares of common stock will provide us with continued flexibility to issue shares for proper corporate purposes.

What effect will increasing the Company’s authorized shares have on existing stockholders?

The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock.  However, because holders of common stock have no preemptive rights to purchase or subscribe for any of our unissued stock, the issuance of any additional shares of common stock in the future will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares.  The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

The proposed increase in the authorized number of shares of common stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized shares.  The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult.  For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of our Company, even if the persons seeking to obtain control offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  Our Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of our Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.  The Company does not currently have any plan to, nor has it entered into any agreements or understandings to issue any additional shares of common stock in the future, other than the aforementioned obligations in connection with the Settlement Agreement, the letter agreement, the Baxter Shares and the shares issuable in connection with the conversion of certain outstanding convertible promissory notes, as described above.

Does the Company have plans to issue the additional shares of common stock?

At this time the Company has no plans to issue additional shares of common stock, other than the 7,950,000 Additional Shares to Drago Daic, the 1,000,000 shares in connection with the payment for the Baxter Patents and up to 16,076,667 shares upon the conversion of the principal amount of certain outstanding convertible promissory notes, discussed above.  However, there are no assurances that the Company will not issue additional shares of common stock for any of a variety of proper business purposes in the future.  In the event that the Company does decide to issue additional shares of common stock, the Board of Directors will not seek further approval of the stockholders and the sale of such shares may adversely affect the market price of our common stock.

THE ISSUANCE OF SHARES OF COMMON STOCK IN THE FUTURE MAY CAUSE IMMEDIATE AND SUBSTANTIAL DILUTION TO OUR EXISTING STOCKHOLDERS.

Is the Company asking for my proxy?

Yes, the Board of Directors has approved the Certificate of Amendment to increase the authorized shares to three hundred million (300,000,000) shares of common stock, $0.001 par value per share, and has recommended herein that the shareholders ratify the adoption and filing of this Certificate of Amendment.  If you approve of the ratification and filing of this Certificate of Amendment, please complete and mail the proxy card attached to this proxy statement back to the Company.

What vote is required to adopt and approve the filing of this Certificate of Amendment?

A majority of the votes cast at the Meeting, assuming that a quorum exists at the Meeting (as described above) is required to adopt and approve the filing of the Certificate of Amendment to increase the authorized shares to three hundred million (300,000,000) shares of common stock, $0.001 par value per share. Assuming this Certificate of Amendment is adopted at the Meeting and approved for filing, the Company’s officers will promptly file such Certificate of Amendment with the Secretary of State of Delaware.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF AND APPROVAL FOR THE FILING OF THE CERTIFICATE OF AMENDMENT TO INCREASE THE AUTHORIZED SHARES OF THE COMPANY TO THREE HUNDRED MILLION (300,000,000) SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE

Proposal 2 – File a Certificate of Amendment to our Certificate of Incorporation, as amended, to remove the language relating to the election of Directors in different classes and add language relating to certain powers provided to the Board of Directors.

What are the stockholders being asked to approve?

The Board of Directors is asking stockholders to approve the adoption of and filing of a Certificate of Amendment, substantially in the form of “Appendix B”, attached hereto that will amend our Certificate of Incorporation, as amended, to eliminate the language relating to the election of Directors in different classes and add language relating to certain powers provided to the Board of Directors.

The Board of Directors recommends a vote “FOR” the approval of the Certificate of Amendment to remove the language in our Certificate of Incorporation relating to the election of Directors in different classes and add language relating to certain powers provided to the Board of Directors.

Approval of this proposal requires the affirmative vote of a majority of the shares of common stock represented at the Meeting and entitled to vote.

If approved, the Board of Directors will instruct the officers to file as soon as practicable the Certificate of Amendment with the Secretary of State of Delaware in a form substantially similar to the attached “Appendix B” and/or an Amended and Restated Certificate of Incorporation including the approved amendment .

What is the purpose of removing the requirement that the Company have a classified Board of Directors?

The Board of Directors believes that it is in the best interest of the Company if all language in the current Certificate of Incorporation relating to the election of Directors in different classes is removed.  The Company’s Certificate of Incorporation currently provides for a three tier classified Board of Directors, with Directors elected in classes on a year by year basis every three years, with any appointed Director being required to serve until the end of such three year term until such Director’s position is eligible for reappointment by the shareholders.  The Company’s Board of Directors believes that such requirement is antiquated and that shareholders of the Company should be able to appoint a full set of new Directors and/or reappoint such current Directors at every annual meeting of Directors, provided however, that the number of Directors shall never be less than three (3) nor more than twelve (12); provided however, that in the event that the Company has less than three (3), but at least two (2) Directors at any time, for any reason; until the Company is able to appoint additional Directors to bring the total number of Directors to at least three (3) Directors, such two (2) remaining Directors can approve any corporate actions to come before the Board, assuming that both of the remaining two (2) Directors approve such actions.

What is the purpose of adding language relating to certain powers provided to the Board of Directors?

The Board of Directors believes that it is in the best interest of the Company if language is added to the Certificate of Incorporation, as amended, relating to certain powers provided to the Board of Directors.  This language, however, is for clarification purposes only and simply restates powers already provided to the Board pursuant to the Delaware General Corporation Law .

What effect will removing the requirement that the Company maintain a classified Board and adding language relating to certain powers provided to the Board of Directors have on existing stockholders?

Amending the Certificate of Incorporation to eliminate the requirement of electing Directors in classes will likely have a nominal effect on shareholders.  The Board of Directors believes that any changes to the stockholders would be positive and would include allowing such shareholders to appoint Directors on a more regular basis and should decrease the Company’s overall expenses.

Amending the Certificate of Incorporation to add language relating to certain powers provided to the Board of Directors will likely have no effect on shareholders.

Is the Company asking for my proxy?

Yes, the Board of Directors has approved the Certificate of Amendment to remove the language relating to the election of Directors in classes and add language relating to the powers provided to the Board of Directors from the Certificate of Incorporation, as amended, and the Board of Directors has recommended herein that the shareholders ratify the adoption and filing of this Certificate of Amendment.  If you approve of the ratification and filing of this Certificate of Amendment, please complete and mail the proxy card attached to this proxy statement back to the Company.

What vote is required to adopt and approve the filing of this Certificate of Amendment?

A majority of the votes cast at the Meeting, assuming that a quorum exists at the Meeting (as described above) is required to adopt and approve the filing of the Certificate of Amendment to remove the language from the Certificate of Incorporation, as amended, relating to the election of Directors in classes and add language relating to the powers of the Board of Directors. Assuming this Certificate of Amendment is adopted at the Meeting and approved for filing, the Company’s officers will promptly file such Certificate of Amendment with the Secretary of State of Delaware and/or an Amended and Restated Certificate of Incorporation including the approved amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF AND APPROVAL FOR THE FILING OF THE CERTIFICATE OF AMENDMENT TO REMOVE THE LANGUAGE FROM OUR CERTIFICATE OF INCORPORATION, AS AMENDED, RELATING TO THE ELECTION OF DIRECTORS IN CLASSES AND THE ADDITION OF LANGUAGE RELATING TO CERTAIN POWERS PROVIDED TO DIRECTORS

Proposal 3 – File Certificate of Amendment to our Certificate of Incorporation, as amended, to change the stated purpose of the Company.

What are the stockholders being asked to approve?

The Board of Directors is asking stockholders to approve the adoption of and filing of a Certificate of Amendment, substantially in the form of “Appendix C”, attached hereto that will amend our Certificate of Incorporation, as amended, to change the stated purpose of the Company.

The Board of Directors recommends a vote “FOR” the approval of the Certificate of Amendment to change the stated purpose of the Company.

Approval of this proposal requires the affirmative vote of a majority of the shares of common stock represented at the Meeting and entitled to vote.

If approved, the Board of Directors will instruct the officers to file as soon as practicable the Certificate of Amendment with the Secretary of State of Delaware in a form substantially similar to the attached “Appendix C” and/or an Amended and Restated Certificate of Incorporation including the approved amendment.

What is the purpose of changing the stated purpose of the Company?

Our Certificate of Incorporation currently provides that the purpose or purposes for which the corporation is organized are:

(a)
To design, manufacture, buy, sell, import, export, at wholesale and retail, process and generally deal in all forms of plastic, synthetic and other products and articles and products of every type and description made in whole or in part of plastic or synthetic materials, and to engage in activities attendant thereto.

(b)	To engage in any other lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

The Board of Directors believes that the stated purpose or purposes for which the Company is organized should be amended, so that the description under “(a)” above is removed and the only purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

Amending the stated purpose of the Company is necessary to remove an outdated and unnecessary provision from our Certificate of Incorporation.  At the time the Company was originally incorporated, the Company engaged in the activities described above under “(a)”.  Presently the Company is primarily involved in developing and patenting technology that spans voice, video and data session transparency across macro-cellular networks and wireless local area networks.  The Company may also begin involving itself in other business endeavors to diversify its business operations in the future.

Further, pursuant to Section 102(a)(3) of the General Corporation Law of Delaware, corporations are permitted “to state, either alone or with other businesses or purposes, that the purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware, and by such statement all lawful acts and activities shall be within the purposes of the corporation, except for express limitations, if any.” For these reasons, the Board of Directors believes that it is in the Company’s best interest to delete provision “(a)” described above and to state only a general purpose in the Certificate of Incorporation.  The Board of Directors believes this would allow the Company continued flexibility in its business operation, and prevent the Company’s Certificate of Incorporation from being misleading to shareholders and potential investors.

.
What effect will changing the Company’s stated purpose have on existing stockholders?

Amending the stated purpose of the Company on the Certificate of Incorporation, as amended, will likely have no effect on shareholders.

Is the Company asking for my proxy?

Yes, the Board of Directors has approved the Certificate of Amendment to change the stated purpose of the Company and has recommended herein that the shareholders ratify the adoption and filing of the Certificate of Amendment.  If you approve of the ratification and filing of the Certificate of Amendment, please complete and mail the proxy card attached to this proxy statement back to the Company.

What vote is required to adopt and approve the filing of this Certificate of Amendment?

A majority of the votes cast at the Meeting, assuming that a quorum exists at the Meeting (as described above) is required to adopt and approve the filing of the Certificate of Amendment to change the stated purpose of the Company. Assuming this Certificate of Amendment is adopted at the Meeting and approved for filing, the Company’s officers will promptly file such Certificate of Amendment with the Secretary of State of Delaware and/or an Amended and Restated Certificate of Incorporation including the approved amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF AND APPROVAL FOR THE FILING OF THE CERTIFICATE OF AMENDMENT TO CHANGE THE STATED PURPOSE OF THE COMPANY

Proposal 4 – File a Certificate of Amendment to our Certificate of Incorporation, as amended, to change the language relating to the indemnification of our officers and Directors.

What are the stockholders being asked to approve?

The Board of Directors is asking stockholders to approve the adoption of and filing of a Certificate of Amendment, substantially in the form of “Appendix D”, attached hereto that will amend our Certificate of Incorporation, as amended, to change the language relating to the indemnification of officers and Directors.

The Board of Directors recommends a vote “FOR” the approval of the Certificate of Amendment to change the language relating to the indemnification of officers and Directors.

Approval of this proposal requires the affirmative vote of a majority of the shares of common stock represented at the Meeting and entitled to vote.

If approved, the Board of Directors will instruct the officers to file as soon as practicable the Certificate of Amendment with the Secretary of State of Delaware in a form substantially similar to the attached “Appendix D” and/or an Amended and Restated Certificate of Incorporation including the approved amendment.

What is the purpose of changing the language relating to the indemnification of officers and Directors?

Article 7 of the Company’s current Certificate of Incorporation, as amended, provides that the Company has the authority and the right to indemnify and hold harmless its officers, directors, employees and agents from and against any claim, liability, loss or expense with respect to which such indemnification is permitted under the General Corporation Law of Delaware and the Bylaws of the Company.  The Board of Directors believes it is in the best interest of the Company to replace in its entirety, the language in Article 7 of the Company’s current Certificate of Incorporation, as amended, with the language contained in the Certificate of Amendment, attached hereto as “Appendix D.”  The new language is not intended to substantially change the effect of the previous provision; rather, the Board of Directors desires to amend and restate this provision for the sake of clarification.  There are no assurances, however, that the amended language will not change the effect of this provision or the rights and limitations of the Company to indemnify its officers, Directors and others.

What effect will changing the language relating to the indemnification of officers and Directors have on existing shareholders?

Amending the language relating to the indemnification of officers and Directors in the Certificate of Incorporation, as amended, will likely have no effect on shareholders.

Is the Company asking for my proxy?

Yes, the Board of Directors has approved the Certificate of Amendment to amend the language in the Certificate of Incorporation relating to the indemnification of officers and Directors and has recommended herein that the shareholders ratify the adoption and filing of this Certificate of Amendment.  If you approve of the ratification and filing of this Certificate of Amendment, please complete and mail the proxy card attached to this proxy statement back to the Company.

What vote is required to adopt and approve the filing of this Certificate of Amendment?

A majority of the votes cast at the Meeting, assuming that a quorum exists at the Meeting (as described above) is required to adopt and approve the filing of the Certificate of Amendment to amend the language in the Certificate of Incorporation, as amended, relating to the indemnification of officers and Directors. Assuming this Certificate of Amendment is adopted at the Meeting and approved for filing, the Company’s officers will promptly file such Certificate of Amendment with the Secretary of State of Delaware and/or an Amended and Restated Certificate of Incorporation including the approved amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF AND APPROVAL FOR THE FILING OF THE CERTIFICATE OF AMENDMENT TO CHANGE THE LANGUAGE RELATING TO THE INDEMNIFICATION OF OFFICERS AND DIRECTORS IN OUR CERTIFICATE OF INCORPORATION, AS AMENDED

Proposal 5 – File a Certificate of Amendment to our Certificate of Incorporation, as amended, to add language relating to the prevention of the further calls and assessments on capital stock.

What are the stockholders being asked to approve?

The Board of Directors is asking stockholders to approve the adoption of and filing of a Certificate of Amendment, substantially in the form of “Appendix E”, attached hereto that will amend our Certificate of Incorporation, as amended, to add language that prevents fully paid shares of any class of stock of the Company from being subject to any further call or assessment.

The Board of Directors recommends a vote “FOR” the approval of the Certificate of Amendment to contain language that prevents fully paid shares of any class of stock of the Company from being subject to any further call or assessment.

Approval of this proposal requires the affirmative vote of a majority of the shares of common stock represented at the Meeting and entitled to vote.

If approved, the Board of Directors will instruct the officers to file as soon as practicable the Certificate of Amendment with the Secretary of State of Delaware in a form substantially similar to the attached “Appendix E” and/or an Amended and Restated Certificate of Incorporation including the approved amendment.

What is the purpose of adding language that prevents further calls and assessments on capital stock?

The Company’s current Certificate of Incorporation, as amended, does not contain language that prevents fully paid shares of any class of stock of the Company from being subject to any further call or assessment.  The Company’s Board of Directors believes that it is in the best interest of the Company to include such language for clarification purposes in its Certificate of Amendment.  The additional language is not intended to change the rights or obligations of shareholders or the Company; however, there are no assurances, that the additional language will not change the rights or obligations of shareholders and the Company .

What effect will adding language that prevents further calls and assessments on capital stock have on existing shareholders?

Adding language that prevents further calls and assessments on capital stock to the Certificate of Incorporation, as amended, will likely have no effect on shareholders.

Is the Company asking for my proxy?

Yes, the Board of Directors has approved the Certificate of Amendment to add language that prevents fully paid shares of any class of stock of the Company from being subject to any further call or assessment and has recommended herein that the shareholders ratify the adoption and filing of this Certificate of Amendment.  If you approve of the ratification and filing of this Certificate of Amendment, please complete and mail the proxy card attached to this proxy statement back to the Company.

What vote is required to adopt and approve the filing of this Certificate of Amendment?

A majority of the votes cast at the Meeting, assuming that a quorum exists at the Meeting (as described above) is required to adopt and approve the filing of the Certificate of Amendment to add language that prevents fully paid shares of any class of stock of the Company from being subject to any further call or assessment. Assuming this Certificate of Amendment is adopted at the Meeting and approved for filing, the Company’s officers will promptly file such Certificate of Amendment with the Secretary of State of Delaware and/or an Amended and Restated Certificate of Incorporation including the approved amendment.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF AND APPROVAL FOR THE FILING OF THE CERTIFICATE OF AMENDMENT TO ADD LANGUAGE THAT PREVENTS FULLY PAID SHARES OF ANY CLASS OF STOCK OF THE COMPANY FROM BEING SUBJECT TO ANY FURTHER CALL OR ASSESSMENT

Proposal 6 – File a Certificate of Amendment to our Certificate of Incorporation, as amended, to add language describing what number of shareholders is required for a quorum.

What are the stockholders being asked to approve?

The Board of Directors is asking stockholders to approve the adoption of and filing of a Certificate of Amendment, to our Certificate of Incorporation, substantially in the form of “Appendix F”, attached hereto that will amend our Certificate of Incorporation, as amended, to add language describing what number of shareholders is required for a quorum.

The Board of Directors recommends a vote “FOR” the approval of the Certificate of Amendment to add language describing what number of shareholders is required for a quorum.

Approval of this proposal requires the affirmative vote of a majority of the shares of common stock represented at the Meeting and entitled to vote.

If approved, the Board of Directors will instruct the officers to file as soon as practicable the Certificate of Amendment with the Secretary of State of Delaware in a form substantially similar to the attached “Appendix F” and/or an Amended and Restated Certificate of Incorporation including the approved amendment.

What is the purpose of adding language describing what number of shareholders is required for a quorum?

The Company’s current Certificate of Incorporation, as amended, does not contain language describing what number of voting shares are required for a quorum.  The Company’s Board of Directors believes that it is in the best interest of the Company to include such language for clarification purposes.  The additional language simply restates voting requirements provided for in the Delaware General Corporation Law and is not intended change the rights or obligations of shareholders or the Company.

What effect will adding language describing what number of voting shares is required for a quorum have on existing shareholders?

Adding language describing what number of shareholders is required for a quorum to the Certificate of Incorporation, as amended, will likely have no effect on shareholders as in the absence of the language in the Certificate of Incorporation, the Delaware statutes would govern quorums for voting purposes, which statute is substantially similar to the proposed amendments to the Certificate of Incorporation.

Is the Company asking for my proxy?

Yes, the Board of Directors has approved the Certificate of Amendment to add language describing what number of voting shares are required for a quorum and has recommended herein that the shareholders ratify the adoption and filing of this Certificate of Amendment.  If you approve of the ratification and filing of this Certificate of Amendment, please complete and mail the proxy card attached to this proxy statement back to the Company.

What vote is required to adopt and approve the filing of this Certificate of Amendment?

A majority of the votes cast at the Meeting, assuming that a quorum exists at the Meeting (as described above) is required to adopt and approve the filing of the Certificate of Amendment to add language to the  Certificate of Incorporation, as amended, describing what number of voting shares are required for a quorum. Assuming this Certificate of Amendment is adopted at the Meeting and approved for filing, the Company’s officers will promptly file such Certificate of Amendment with the Secretary of State of Delaware and/or an Amended and Restated Certificate of Incorporation including the approved amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF AND APPROVAL FOR THE FILING OF THE CERTIFICATE OF AMENDMENT TO ADD LANGUAGE DESCRIBING WHAT NUMBER OF VOTING SHARES ARE REQUIRED FOR A QUORUM

Proposal 7 – Ratification of the Company’s 2008 Stock Incentive Plan

What are the stockholders being asked to approve?

On ____________, 2008, the Company's Board of Directors adopted, subject to the approval of our majority stockholders, the Company's 2008 Stock Incentive Plan (the "Plan") in a form substantially similar to the attached “Appendix G”.

The following is a summary of the material features of the Plan:

What is the purpose of the Plan?

The Plan is intended to secure for the Company the benefits arising from ownership of the Company's common stock by the employees, officers, Directors and consultants of the Company, all of whom are and will be responsible for the Company's future growth. The Plan is designed to help attract and retain for the Company, personnel of superior ability for positions of exceptional responsibility, to reward employees, officers, Directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

Who is eligible to participate in the Plan?

The Plan will provide an opportunity for any employee, officer, Director or consultant of the Company, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company's securities, subject to any other limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company's success, and such other factors as the Board of Directors in its discretion shall deem relevant.

Who will administer the Plan?

The Plan shall be administered by the Board of Directors of the Company. The Board shall have the exclusive right to interpret and construe the Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the Plan.

How much common stock is subject to the Plan?

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company's common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Plan is six million (6,000,000) shares. Such shares of common stock shall be made available from the authorized and unissued shares of the Company.

What is the exercise price and expiration date of options and awards under the Plan?

The Board of Directors, in its sole discretion, shall determine the exercise price of any Options granted under the Plan which exercise price shall be set forth in the agreement evidencing the Option, provided however that at no time shall the exercise price be less than the $0.001 par value per share of the Company's common stock. Additionally, the Board of Directors has the sole discretion over the authorization of any stock awards.

What equitable adjustments will be made in the event of certain corporate transactions?

Upon the occurrence of:

(i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Act of 1933, as amended (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant's stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

What happens to options upon termination of employment or other relationships?

The incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the Plan, or within such period following a termination of service as shall have been determined by the Board and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service.

May the Plan be modified, amended or terminated?

The Board of Directors may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board's judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a stock award as provided in Article XI of the Plan, and/or terminate or suspend the Plan as provided in Article XI.

The description of the Plan is qualified in all respects by the actual provisions of the Plan, which is attached to this proxy statement as “Appendix G”.

Executive Compensation

The following tables contain compensation data for the Chief Executive Officer and other named executive officers for the fiscal years ended December 31, 2007 and 2006:

Summary Compensation Table

		Salary	Bonus	Stock Awards	Option Award(s)	Nonequity Incentive plan compensation	Nonqualified deferred Compensation earnings	All other compensation	Total Compensation
Name and Principal Position	Year	($) (1)	($)	($) (2)	($) (2)	($)	($)	($)	($)

Cristian Turrini (A) CEO and Director (Former President and VP September 2005 to December 5, 2007) (3)	2007	195,000	-	206,000(B)	7,500(C)	-	-	-	408,500

	2006	120,000(D)	-	15,200(E)	-	-	-	135,200

George Shilling Former CEO and President

December 2004 to August 8, 2005 and December 3, 2007 to April 2008 (4)	2007	-	-	-	-	-	-	-	-
	2006	-	-	-	-	-	-	-	-

David Davila, Former CEO and President September 2005 to February 2007 (5)	2007	119,000	-	300(F)	-	-	-	-	119,300
	2006	150,000	-	15,000(G)	-	-	-	-	165,000

Cheryl L. Dotson – Former Director November 18, 2007 to April 14, 2008 and CFO September 2005 to October 2006 and August 21, 2007 to April 14, 2008 (6)	2007	47,833	18,000(H)	54,000(I)	-	-	-	-	101,833
	2006	74,997	-	42,000(J)	-	-	-	-	116,997

(1)  Salary includes amounts paid as salary, contract labor and amounts accrued but not paid.

(2) Effective January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 123(R), "Share-Based Payment") SFAS 123(R)).  This statement requires the Company to provide pro forma information regarding net income (loss) applicable to common stockholders and income (loss) per share as if compensation cost for the Company's stock options granted had been determined in accordance with the fair value based method prescribed in SFAS 123. The majority of the agreements relating to the stock options do not have an expiration date for the exercise of the options; therefore, the Company used 10 years in the calculation of the options value. No stock-based employee compensation cost is reflected in net income (loss), as all employee options granted have an exercise price equal to the market value of the underlying common stock on the date of grant.

(3) The Company entered into an Employment Agreement with Mr. Turrini on or around March 1, 2007, pursuant to which Mr. Turrini was to serve as the Company’s Chief Executive Officer and President for a period of two years.  Pursuant to the agreement, Mr. Turrini was to receive base compensation of $150,000 per year, 10,000 shares of common stock every month Mr. Turrini was employed by the Company, and stock options to purchase up to 250,000 shares of the Company’s common stock at an exercise price of $0.03 per share, which options vested to Mr. Turrini.  Mr. Turrini’s Employment Agreement was terminated on or around December 5, 2007, in connection with the termination of his services to the Company.

(4) The Company entered into an Employment Agreement with Mr. Shilling on or around December 3, 2007, pursuant to which Mr. Shilling was to serve as the Company’s Chief Executive Officer and President for a period of three months.  Pursuant to the agreement, Mr. Shilling was to receive base compensation of $30,000 per quarter, and 100,000 shares of common stock every month he was employed by the Company.  Mr. Shilling’s Employment Agreement was terminated on or around April 14, 2008, in connection with his resignation from the Company.

(5) The Company entered into an Employment Agreement with Mr. Davila on or around September 2, 2005, pursuant to which Mr. Davila was to serve as the Company’s Chief Executive Officer and President for a period of one year.  Pursuant to the agreement, Mr. Davila was to receive base compensation of $90,000 per year, 10,000 shares of common stock for each month he was employed by the Company, and stock options to purchase up to 250,000 shares of the Company’s common stock at an exercise price of $0.75 per share.  Mr. Davila’s Employment Agreement was terminated in or around February 2007, in connection with his resignation from the Company.

(6) The Company entered into an Employment Agreement with Ms. Dotson on or around August 21, 2007, pursuant to which Ms. Dotson was to serve as the Company’s Chief Financial Officer for a period of one year.  Pursuant to the agreement, Ms. Dotson was to receive base compensation of $140,000 per year, 200,000 shares of common stock, a bonus of $10,000, and stock options to purchase up to 250,000 shares of the Company’s common stock at an exercise price of $0.18 per share.  Ms. Dotson’s Employment Agreement was terminated on or around April 14, 2008, in connection with her resignation from the Company.

(A)  Shortly after the filing of this report, it is anticipated that the Company and the Chief Executive Officer of the Company, Cristian Turrini will enter into an Executive Employment Agreement (the “Employment Agreement”) with an effective date of May 12, 2008, whereby the Company will agree to employ Mr. Turrini in the capacity of Chief Executive Officer.

(B) Represents the value of 120,000 shares (10,000 shares each per month for ten months), 1,500,000 shares issued in a one-time lump sum payment to Mr. Turrini in consideration for the Company meeting certain goals, and 250,000 shares he was to be paid pursuant to the terms of his employment agreement. A total of 1,310,000 shares have been issued to Mr. Turrini to date, and a total of 560,000 shares of common stock are still due to be issued to Mr. Turrini.

(C) Represents 250,000 options to purchase shares of the Company’s common stock at an exercise price of $0.03 per share. The options expire two years from the grant date, March 1, 2009.

(D) A total of $10,600 of this amount was accrued and has not been paid to date.

(E) Represents 120,000 shares.

(F) Represents the value of 10,000 shares issued in consideration for services rendered.

(G) Represents 170,000 shares.

(H) Represents 250,000 options to purchase shares of the Company’s common stock at an exercise price of $0.03 per share.  The options expire if unexercised on August 21, 2009.

(I) Represents 300,000 shares.

(J) Represents 100,000 shares.

Director Compensation
For the Year Ended December 31, 2007

Name (a)	Fees earned or paid in cash ($) (b)	Stock awards ($) (c)	Option awards ($) (d)	Non-equity incentive plan compensation ($) (e)	Nonqualified deferred compensation earnings ($) (f)	All other compensation ($) (g)	Total ($) (h)

Cheryl L. Dotson Former Director November 18, 2007 to April 14, 2008 (1)	-	-	-	-	-	-	-
Julieta Moran Former Director December 2004 to April 14, 2008	36,000	-	-	-	-	-	36,000
Antonio Zapata Former Director January 2005 to April 14, 2008	-	-	-	-	-	-	-

(1) Ms. Dotson did not receive any compensation for her service to the Company as a Director during the fiscal year ended December 31, 2007, separate from her compensation as an Executive Officer of the Company, as described in the Summary Compensation Table, above.

Neither Ms. Moran nor Mr. Zapata had any employment agreements or understandings with the Company.  Ms. Dotson’s employment agreement is described above under Summary Compensation Table.

Outstanding Equity Awards at Fiscal Year-End

Name (a)	Option awards					Stock awards
	Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares of units of stock that have not vested ($) (h)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#) (i)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (j)
Cristian Turrini	250,000	-	-	$0.03	March 1, 2009
Cheryl L. Dotson	250,000	-	-	$0.18	August 21, 2009

The Company’s current management is not aware of any outstanding options or warrants held by the Company’s officers or Directors as of December 31, 2007, other than as described above.  The Company’s current management is aware however that in addition to the above, as of December 31, 2007, the Company’s current Chief Executive Officer and Director, Cristian Turrini was owed 560,000 shares of common stock as of December 31, 2007, as described in greater detail in the Summary Compensation Table under Footnote (B).

Is the Company asking for my proxy?

Yes, the Board of Directors has approved the Plan and has recommended herein that the shareholders ratify the adoption of the Plan.  If you approve of the ratification of the Plan, please complete and mail the proxy card attached to this proxy statement back to the Company.

What vote it required to ratify the Plan?

A majority of the votes cast at the Meeting, assuming that a quorum exists at the Meeting (as described above) is required to ratify the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
RATIFYING THE COMPANY'S 2008 STOCK INCENTIVE PLAN

Additional Information

Record Date; Shares Outstanding

The record date for determining stockholders entitled to receive this proxy statement has been established as the close of business on __________, 2008 (the “Record Date”).  Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Meeting.

As of the Record Date, we had the following classes of voting securities entitled to be voted on each proposal at the Special Meeting:

•	____________ shares of common stock issued and outstanding which are entitled to one (1) vote per each share of common stock outstanding on the Record Date.

As of the Record Date, the aggregate voting power of the common stock outstanding was ___________ shares.

Quorum

The holders of a majority of the outstanding shares of stock entitled to vote at the Special Meeting must be present in person or represented by proxy before any business may be conducted.  If a quorum is not present, the stockholders who are represented may adjourn the Meeting until a quorum is present.  The time and place of the adjourned Meeting will be announced at the time the adjournment is taken, and no other notice need be given unless the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned Meeting.  An adjournment will have no effect on the business that may be conducted at the Meeting.

Proxies; Right to Revoke

By submitting your proxy, you will authorize Richard S. Pattin, our President and Director (or any other individual specified in the Proxy), to represent you and vote your shares at the Meeting in accordance with your instructions.  Such individual may also vote your shares to adjourn the Meeting and will be authorized to vote your shares at any adjournments or postponements of the Meeting.

If you attend the Meeting, you may vote your shares in person, regardless of whether you have submitted a proxy. In addition, you may revoke your proxy by sending a written notice of revocation to Richard S. Pattin, President and Director, Calypso Wireless, Inc. at 21 Waterway Ave., Suite 300 , The Woodlands, Texas 77380 , by submitting a later-dated proxy or by voting in person at the Meeting.

Default Voting

If you submit a proxy naming Mr. Pattin as proxyholder, but do not indicate any voting instructions or the instructions are unclear, your shares will be voted FOR all of the proposals.

Voting by Street Name Holders

If your shares are held in a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee (the “record holder”) along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, the record holder will be entitled to vote your shares in its discretion on each of the proposals.

As the beneficial owner of shares, you are invited to attend the Special Meeting. Please note, however, that if you are a beneficial owner and not the record holder, you may not vote your shares in person at the Meeting unless you obtain a “legal proxy” from the record holder that holds your shares.

Proxy Solicitation

We will bear all costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone or by facsimile by officers, Directors and regular employees. We may also reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses to forward proxy materials to beneficial owners.

Stockholder List

For at least ten (10) days prior to the Meeting, a list of the stockholders entitled to vote at the Special Meeting will be available for examination, for purposes germane to the Meeting, during ordinary business hours at our principal executive offices. The list will also be available for examination at the Meeting.

[Remainder of page left intentionally blank.]

OTHER MATTERS:

The Board of Directors does not intend to bring any other matters before the Meeting of shareholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he or she intends to oppose the action taken by the Company set forth in this information statement.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any proposals in this proxy statement.

COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company's principal executive office:

CALYPSO WIRELESS, INC.
21 Waterway Ave., Suite 300
The Woodlands, Texas 77380
Tel: (281) 362-2887
Attention: Richard S. Pattin, President
By Order of the Board of Directors:

/s/ Richard S. Pattin
Richard S. Pattin
President and Director

_________________, 2008

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE

CALYPSO WIRELESS, INC.
PROXY CARD

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Richard S. Pattin, the Company’s President, as Proxy with full power of substitution, in the name, place and stead of the undersigned, to vote at the Special Meeting of Stockholders of Calypso Wireless, Inc., a Delaware corporation, for holders of record as of ___________, 2008, to be held on ____________, 2008, at ________P.M. Eastern Standard Time, at the Special Meeting of Shareholders of Calypso Wireless, Inc., or at any adjournment or adjournments thereof, in the manner designated below, all of the shares of common stock that the undersigned would be entitled to vote if personally present.  An aggregate of __________ votes may be cast by all stockholders entitled to vote at the Special Meeting.

Proposal 1 – Adoption of and approval for the filing of a Certificate of Amendment to the Company’s current Certificate of Incorporation, as amended, to increase the authorized shares to three hundred million (300,000,000) shares of common stock, $0.001 par value per share.

The Board of Directors recommends a vote FOR the filing of a Certificate of Amendment to the Company’s current Certificate of Incorporation, as amended, to increase the authorized shares to three hundred million (300,000,000) shares of common stock, $0.001 par value per share (please place a check or “x” next to the vote you would like to make):

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Proposal 2 – Adoption of and approval for the filing of a Certificate of Amendment to the Company’s current Certificate of Incorporation, as amended, to remove the language relating to the election of Directors in separate classes and add language relating to certain powers provided to the Board of Directors.

The Board of Directors recommends a vote FOR the filing of a Certificate of Amendment to the Company’s current Certificate of Incorporation, as amended, to remove the language relating to the election of Directors in separate classes and add language relating to certain powers provided to the Board of Directors (please place a check or “x” next to the vote you would like to make):

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Proposal 3 – Adoption of and approval for the filing of a Certificate of Amendment to the Company’s current Certificate of Incorporation, as amended, to change the stated purpose of the Company.

The Board of Directors recommends a vote FOR the filing of a Certificate of Amendment to the Company’s current Certificate of Incorporation, as amended, to change the stated purpose of the Company (please place a check or “x” next to the vote you would like to make):

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Proposal 4 – Adoption of and approval for the filing of a Certificate of Amendment to the Company’s current Certificate of Incorporation, as amended, to change the language relating to the indemnification of officers and Directors.

The Board of Directors recommends a vote FOR the filing of a Certificate of Amendment to the Company’s current Certificate of Incorporation, as amended, to change the language relating the indemnification of officers and Directors (please place a check or “x” next to the vote you would like to make):

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Proposal 5 – Adoption of and approval for the filing of a Certificate of Amendment to the Company’s current Certificate of Incorporation, as amended, to add language relating to the prevention of the further calls and assessments on the Company’s capital stock.

The Board of Directors recommends a vote FOR the filing of a Certificate of Amendment to the Company’s current Certificate of Incorporation, as amended, to add language relating to the prevention of the further calls and assessments on capital stock (please place a check or “x” next to the vote you would like to make):

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Proposal 6 – Adoption of and approval for the filing of a Certificate of Amendment to the Company’s current Certificate of Incorporation, as amended, to add language describing what number of voting shares are required for a quorum.

The Board of Directors recommends a vote FOR the filing of a Certificate of Amendment to the Company’s current Certificate of Incorporation, as amended, to add language describing what number of voting shares are required for a quorum (please place a check or “x” next to the vote you would like to make):

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Proposal 7 – Ratification of and approval of the Company’s 2008 Stock Incentive Plan, as described in greater detail in the attached Proxy Statement, which this Proxy Card is attached.

The Board of Directors recommends a vote FOR the ratification of and approval of the Company’s 2008 Stock Incentive Plan (please place a check or “x” next to the vote you would like to make):

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

If you plan to attend this Meeting in person, please mark this box [  ]

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN OR THE INSTRUCTIONS ARE UNCLEAR, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

[Remainder of page left intentionally blank.  Signature page follows.]

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign.  When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate the capacity in which signing.

DATED: , 2008

Total Number of Shares of Voting Stock

Signature:

Printed Name:

Signature if held jointly:

Printed Name:

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS, AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE MEETING AND VOTING IN PERSON

APPENDIX A

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Calypso Wireless, Inc., resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "5" so that, as amended, said Article shall be and read as follows:

“The total number of shares of stock that the Corporation shall have authority to issue is 300,000,000, consisting of 300,000,000 shares of common stock, par value $0.001 per share (“Common Stock”).”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ________________ day of ________________, 20_____.

By:
Authorized Officer

Title:

Name:
Print or Type

 APPENDIX B

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Calypso Wireless, Inc., resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "9" so that, as amended, said Article shall be and read as follows:

“Board of Directors. The governing Board of the Corporation shall be styled as a “Board of Directors,” and any member of said Board shall be styled as a “director.”

The minimum number of Directors of the Corporation is three (3). The number of directors of the Corporation may be increased or decreased in the manner provided in the Bylaws of the Corporation; provided, that the number of directors shall never be less than three (3) nor more than twelve (12); provided however, that in the event that the Corporation has less than three (3), but at least two (2) Directors at any time, for any reason; until the Corporation is able to appoint additional Directors to bring the total number of Directors to at least three (3) Directors, such two (2) remaining Directors can approve any corporate actions to come before the Board, assuming that both of the remaining two (2) Directors approve such actions.  In the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the remaining directors, though less than a quorum.

Powers of Board of Directors. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized:

(a)	To adopt, amend or repeal the Bylaws of the Corporation; and

(b)
To exercise, in addition to the powers and authorities hereinbefore or by law conferred upon it, any such powers and authorities and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware and of this Certificate of Incorporation and of the Bylaws of the Corporation.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ________________ day of ________________, 20_____.

By:
Authorized Officer

Title:

Name:
Print or Type

APPENDIX C
STATE OF DELAWARE
CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Calypso Wireless, Inc., resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "4" so that, as amended, said Article shall be and read as follows:

“The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ________________ day of ________________, 20_____.

By:
Authorized Officer

Title:

Name:
Print or Type

APPENDIX D
STATE OF DELAWARE
CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Calypso Wireless, Inc., resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "7" so that, as amended, said Article shall be and read as follows:

“Section A. Liability of Directors.  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.  If the Delaware General Corporation Law is amended after approval by the incorporators or the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.  Any repeal or modification of this Section by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

Section B. Indemnification by Corporation.  Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent (or, for purposes of this Article, a trustee) of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, as amended from time to time, against all expenses, liabilities and losses (including attorneys’ fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such person in connection with such action, suit or proceeding.

To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraph (1) of this Section B, or in defense of any claim, issue or matter therein, he shall be indemnified by the Corporation against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith without the necessity of any action being taken by the Corporation other than the determination, in good faith, that such defense has been successful.  In all other cases wherein indemnification is provided by this Article, unless ordered by a court, indemnification shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct specified in this Article.  Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the holders of a majority of the shares of capital stock of the Corporation entitled to vote thereon.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe that his conduct was unlawful.  Entry of a judgment by consent as part of a settlement shall not be deemed a final adjudication of liability for negligence or misconduct in the performance of duty, nor of any other issue or matter.

Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of such director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation.  Expenses incurred by other employees or agents of the Corporation in defending a civil or criminal action, suit or proceeding may be paid by the Corporation upon such terms and conditions, if any, as the Board of Directors deems appropriate.

The indemnification hereby provided shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

Section C. Insurance.  By action of the Board of Directors, notwithstanding any interest of the directors in the action, the Corporation may purchase and maintain insurance, in such amounts as the Board of Directors deems appropriate, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation shall have the power to indemnify him against such liability under the provisions of this Article.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ________________ day of ________________, 20_____.

By:
Authorized Officer

Title:

Name:
Print or Type

APPENDIX E
STATE OF DELAWARE
CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Calypso Wireless, Inc., resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by adding an Article numbered "10" so that, as amended, said Article shall be and read as follows:

“No fully paid shares of any class of stock of the Corporation shall be subject to any further call or assessment in any manner or for any cause.  The good faith determination of the Board of Directors of the Corporation shall be final as to the value received in consideration of the issuance of fully paid shares.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ________________ day of ________________, 20_____.

By:
Authorized Officer

Title:

Name:
Print or Type

APPENDIX F
STATE OF DELAWARE
CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Calypso Wireless, Inc., resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by adding an Article numbered "11" so that, as amended, said Article shall be and read as follows:

“The holders of a majority of the outstanding shares of stock which have voting power shall constitute a quorum at a meeting of stockholders for the transaction of any business unless the action to be taken at the meeting shall require a greater proportion.

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to fix the amount to be reserved as working capital over and above its paid-in capital stock, and to authorize and cause to be executed, mortgages and liens upon the real and personal property of the Corporation.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ________________ day of ________________, 20_____.

By:
Authorized Officer

Title:

Name:
Print or Type

APPENDIX G

CALYPSO WIRELESS, INC.
2008 STOCK INCENTIVE PLAN
ARTICLE I -- PREAMBLE

1.1  This 2008 Stock Incentive Plan of Calypso Wireless, Inc. (the "Company") is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company's Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company's future growth.  The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2  Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3  The Company’s Board of Directors adopted the Plan on ________, 2008.  The Plan shall be effective _________, 2008 (the "Effective Date"), subject to approval by the shareholders of the Company to the extent necessary to satisfy the requirements of the Code, the Act, or other applicable federal or state law.  Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date.  Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4  The Plan shall be governed by, and construed in accordance with, the laws of the State of Texas (except its choice-of-law provisions).

1.5  Capitalized terms shall have the meaning provided in Article II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II -- DEFINITIONS

DEFINITIONS.  Except where the context otherwise indicates, the following definitions apply:

2.1  "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2  "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3  "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.4  "Award Agreement" means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.5  "Board of Directors" or "Board" means the Board of Directors of the Company, as constituted from time to time.

2.7  "Change of Control" means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.8  "Code" means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.9  "Committee" means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan.

2.10  "Common Stock" means the Company’s common stock.

2.11  "Company" means Calypso Wireless, Inc., a Delaware corporation.

2.12.  "Consultant" means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.13  "Director" means a member of the Board of Directors of the Company.

2.14  "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.15  "Effective Date" shall be the date set forth in Section 1.3 of the Plan.

2.16  "Eligible Employee" means an Eligible Person who is an Employee of the Company or any Affiliate.

2.17  "Eligible Person" means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Board.  In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

2.19  “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer.  Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

2.20  "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.21  "Fair Market Value" means:

(a) for purposes of an Incentive Stock Option, if there is a market for the Company’s stock, on a stock exchange or in an over-the-counter market, or otherwise, the Fair Market Value shall be the mean between the highest and lowest quoted selling prices on the valuation date of the Incentive Stock Option, or if there were no sales of the Company’s Common Stock on the valuation date, the Fair Market Value shall be the weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the valuation date.  If a valuation pursuant to this paragraph is not available, the appropriate method described in Section 20.2031-2 of the Treasury Regulations adopted under the Code shall be used for the Fair Market Value, and

(b) for all other purposes, the mean between the highest and lowest quoted selling prices of the Common Stock (if actual sales price information on such trading day is not available, the mean between the bona fide bid and asked prices on such trading day shall be used) on the trading day immediately prior to the date on which a determination is being made pursuant to this Section 2.21 (the “Mean Selling Price”), as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or if the Common Stock is not traded on NASDAQ, the Mean Selling Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Fair Market Value shall be the Mean Selling Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the Board, whose determination shall be conclusive, shall be used.  In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

2.22  "Grant Date" means, as to any Award, the latest of:

(a) the date on which the Board authorizes the grant of the Award; or

(b) the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

              (c) such other date (later than the dates described in (a) and (b) above) as the Board may designate and as set forth in the Participant's Award Agreement.

2.23  "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.24  "Incentive Stock Option" means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under Article IV of the Plan and designated as an Incentive Stock Option in a Participant's Award Agreement.

2.25  "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Act.

2.26  "Nonqualified Stock Option" means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant's Award Agreement.

2.27  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.28  "Option Period" means the period during which a Stock Option may be exercised from time to time, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.29  "Option Price" means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.30  “Outside Director” means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

2.31  "Participant" means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.32  "Performance Objectives" shall have the meaning set forth in Article IX of the Plan.

2.33  "Performance Period" shall have the meaning set forth in Article IX of the Plan.

2.34  "Performance Share" means an Award under Article IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Board, in its sole discretion, shall establish at the time of such Award and set forth in a Participant's Award Agreement.

2.35  "Plan" means this 2008 Stock Incentive Plan of Calypso Wireless, Inc., as it may be amended from time to time.

2.36  “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.37  "Restricted Stock" means an Award under Article VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant's ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Board, in its sole discretion, shall determine at the time of such Award and set forth in a Participant's Award Agreement.

2.38  "Restriction Period" means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Board, in its sole discretion, shall establish and set forth in a Participant's Award Agreement.

2.39  "Retirement" means retirement as determined under procedures established by the Board or in any Award, as set forth in a Participant's Award Agreement.

2.40  “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time.  Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

2.41  "Stock Award" means an Award of shares of Common Stock under Article VIII of the Plan.

2.42  "Stock Option" means an Award under Article IV or Article V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.43  "Ten Percent Stockholder" means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.44  "Termination of Service" means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Board in its sole discretion. In determining whether a Termination of Service has occurred, the Board may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III – ADMINISTRATION

3.1  The Plan shall be administered by the Board of Directors of the Company.  The Board shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan.  The Board may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in Article XI, and terminate or suspend the Plan as provided in Article XI.  All acts, determinations and decisions of the Board made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons.

3.2  The Board may, to the full extent permitted by and consistent with applicable law and the Company’s Bylaws, and subject to Subparagraph 3.2(b) hereinbelow, delegate any or all of its powers with respect to the administration of the Plan to a Committee consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

(a)  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

(b)  The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

(c)  In addition to, and not in limitation of, the right of any Committee so designated by the Board to administer this Plan to grant Awards to Eligible Persons under this Plan, the full Board of Directors may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

3.3  Without limiting the provisions of this Article III, and subject to the provisions of Article X, the Board is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in Article X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Board may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time.

3.4  Subject to the provisions of Section 3.9, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be Six Million (6,000,000) shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

(a) For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

(b) If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan

(c) The foregoing subsections (a) and (b) of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

3.5  Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Board.

3.6  The Company shall not be required to issue or deliver any certificates for shares of Common Stock under the Plan prior to:

(a) any required approval of the Plan by the shareholders of the Company; and

(b) the completion of any registration or qualification of such shares of Common Stock under any federal or state law, or any ruling or regulation of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable.

3.7  The Board may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof.  Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Board may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Board may rely upon an opinion of counsel for the Company.

3.8  Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant's Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Board, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

3.9  The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10  No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.  The members of the Board shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company's Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11  The Board shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12  Subject to the express provisions of the Plan, the Board shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Board in its sole discretion.

ARTICLE IV -- INCENTIVE STOCK OPTIONS

4.1  The Board, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this Article IV and Articles III and VI and subject to the following conditions:

(a) Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Board.

(b) The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

(c) An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Board as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service, unless employment shall have terminated:

(i) as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii) as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

(d) The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as  Nonqualified Stock Options.

(e) No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

(f) The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2  Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3  The Board may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.4  Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

ARTICLE V -- NONQUALIFIED STOCK OPTIONS

5.1  The Board, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this Article V and Articles III and VI and subject to the following conditions:

(a) Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Board.

(b) The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

(c) A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Board and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement.

5.2  The Board may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this Article V or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI -- INCIDENTS OF STOCK OPTIONS

6.1  Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Board and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

6.2  Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant's guardian or legal representative.  In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant's Award Agreement by the executor or personal representative of such Participant's estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant's will or by inheritance. The Board, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant's Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant's Immediate Family), subject to such limits as the Board may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Board shall apply to the right to consent to amendments to the Award Agreement.

6.3  Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Board, subject to limitations set forth in the Stock Option Award Agreement. The Board may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Board. In the sole discretion of the Board, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Board also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4  The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5  The Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6  The Board may at any time offer to purchase a Participant's outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant's Stock Option, based on such terms and conditions as the Board shall establish and communicate to the Participant at the time that such offer is made.

6.7  The Board shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

ARTICLE VII -- RESTRICTED STOCK

7.1  The Board, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company an its Affiliates, subject to the terms and conditions set forth in this Article VII.

7.2  The Board shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

(a) the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b) the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

(c) the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

(d) whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

(e) whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

(f) whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3  Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Board may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Board and has otherwise complied with the applicable terms and conditions of such Award.

7.4  In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant's Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant's Restricted Stock, if it finds that a waiver would be appropriate.

7.5  Except as otherwise provided in this Article VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6  Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Board, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant's Award Agreement.  It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7  Except as provided in this Article VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Board may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Board shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII -- STOCK AWARDS

8.1  The Board, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this Article VIII.

8.2  For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3  Unless otherwise determined by the Board and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Board expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX -- PERFORMANCE SHARES

9.1  The Board, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article IX.

9.2  The Board shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

(a) the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b) the performance period (the "Performance Period") and/or performance objectives (the "Performance Objectives") applicable to such Awards;

(c) the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

(d) the form of settlement of a Performance Share.

9.3  At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4  Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5  Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Board may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Board expects to have a substantial effect on the applicable Performance Objectives during such period, the Board may revise such Performance Objectives.

9.6  In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant's Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Board may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Board deems appropriate or desirable.

9.7  The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period.  Notwithstanding the foregoing, the Board in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Board and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8  Performance Shares shall not be transferable by the Participant. The Board shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE X -- CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1  Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

(a) all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

(b) all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i) all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii) the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii) the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Board, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv) upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect.

(c) all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2  Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1(a), (b) and (c) above.

10.3  After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant's Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Board may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI -- AMENDMENT AND TERMINATION

11.1  Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof.  To the extent required by the Act or the Code, however, no amendment, without approval by the Company's shareholders, shall:

(a) materially alter the group of persons eligible to participate in the Plan;

(b) except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan;

(c) alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1(d) or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2  No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Board) any Award theretofore granted to such Participant under this Plan; provided, however, that the Board retains the right and power to:

(a) annul any Award if the Participant is terminated for cause as determined by the Board; and

(b) convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3  If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article X.

ARTICLE XII -- MISCELLANEOUS PROVISIONS

12.1  Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time.  Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise.  No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VII with respect to Restricted Stock and except as otherwise provided by the Board.

12.2  The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

12.3  The terms of the Plan shall be binding upon the Company, its successors and assigns.

12.4  Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws.  If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

12.5  This Plan and all actions taken hereunder shall be governed by the laws of the State of Texas.

12.6  Each Participant exercising an Award hereunder agrees to give the Board prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

12.7  If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

12.8  The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

12.9  The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

12.10  If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.  To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.